MML SERIES INVESTMENT FUND II
MML VIP Small Cap Equity Fund
Supplement dated December 19, 2025 to the
Statement of Additional Information dated April 25, 2025
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
Effective immediately, the following information replaces the information found in a supplement filed on November 14, 2025:
The MML VIP Small Cap Equity Fund’s name is hereby changed to the MML VIP Invesco Small Cap Equity Fund.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
MMLIISAI-25-03